UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 2, 2021 (December 1, 2021)

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NORFOLK SOUTHERN CORPORATION

(Exact name of registrant as specified in its charter)

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Virginia	1-8339	52-1188014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

650 West Peachtree Street NW
Atlanta, Georgia 30308-1925	(855) 667-3655
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Norfolk Southern Corporation Common Stock (Par Value $1.00)	NSC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 7.01. Regulation FD Disclosure

On December 2, 2021, Norfolk Southern Corporation (the “Company”) issued a Press Release announcing James A. Squires’ intention to retire as Chairman, President and Chief Executive Officer.  Mr. Squires will remain in his position as Chairman and Chief Executive Officer until May 1, 2022.

At a meeting held on December 1, 2021, the Company’s Board of Directors appointed Alan H. Shaw, age 54, to succeed Mr. Squires. Mr. Shaw will serve as President, effective immediately, and as President and Chief Executive Officer, commencing on May 1, 2022. Mr. Shaw has served as the Company’s Executive Vice President and Chief Marketing Officer since May 16, 2015 and has 27 years of experience at the Company in its marketing, operations and finance divisions.

There are no arrangements or understandings pursuant to which Mr. Shaw was selected for his positions. He has no family relationships with any of the Company’s directors or executive officers, and he is not a party to, and he does not have any direct or indirect material interest in, any transaction requiring disclosure under Item 404(a) of Regulation S-K.

In connection with Mr. Shaw assuming the role of President, effective December 1, 2021, Mr. Shaw’s base salary was adjusted to $800,000. For the period in which he is serving as President, Mr. Shaw’s annual incentive opportunity under the Company’s Executive Management Incentive Plan will be 150% of base salary, with the actual payment increased or decreased as described in the Company’s annual proxy statement. Additional compensation actions will be considered by the Board of Directors in early 2022.

The Company also announced that Claude “Ed” Elkins has been promoted to succeed Mr. Shaw as Executive Vice President and Chief Marketing Officer, effective December 1, 2021.

A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release dated December 2, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ Denise W. Hutson
Name: Denise W. Hutson
Title: Corporate Secretary

Date:  December 2, 2021